Exhibit 10.8
QuidelOrtho Corporation
Restricted Stock Unit Award Grant Notice
(Amended and Restated 2018 Equity Incentive Plan)
Pursuant to Section 6.10 of the QuidelOrtho Corporation Amended and Restated 2018 Equity Incentive Plan (the “Plan”), QuidelOrtho Corporation (the “Company”) hereby awards to you a time-vested Restricted Stock Unit Award covering the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award will be evidenced by this Grant Notice and the attached Restricted Stock Unit Award Terms and Conditions (the “Terms and Conditions”).
Recipient:
Date of Grant:
Number of Shares Subject to Award:
Vesting and Settlement: Subject to the applicable tax withholding requirements, the Restricted Stock Units will vest and be delivered at the time set forth on Exhibit A.

Additional Terms/Acknowledgements: The undersigned acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Terms and Conditions, the Plan and the Plan Prospectus. You further acknowledge that as of the Date of Grant, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Terms and Conditions, the Plan and the Plan Prospectus set forth the entire understanding between the Company and you regarding the acquisition of shares of Common Stock of the Company and supersede all prior oral and written agreements on that subject with the exception of Awards previously granted and delivered to you under the Plan. You further acknowledge that there may be adverse tax consequences upon the vesting or settlement of the Restricted Stock Units or disposition of the underlying shares and that you have been advised to consult a tax advisor prior to such vesting, settlement or disposition.
QuidelOrtho Corporation    Recipient:
By:
    Signature    Signature
Title:             Date:
Date:
Attachments/Incorporated by Reference:     Restricted Stock Unit Award Terms and Conditions and Amended and Restated 2018 Equity Incentive Plan

Exhibit A
VESTING SCHEDULE

Subject to your continued employment, the time-vested Restricted Stock Units will vest on the following dates:

Units:            Vest Dates:

Within sixty (60) days following the date on which the Restricted Stock Units vest, the Company shall issue and deliver to you the number of shares of Common Stock equal to the number of vested Restricted Stock Units.